United States
Securities and Exchange Commission
Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2008

First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other events

Registrant has elected to waive the right to participate in the TARP Capital Purchase Program.  Registrant is well-capitalized as of September 30, 2008 and has adequate capital for growth opportunities for the foreseeable future.  Capital amounts and ratios as of September 30, 2008 as well as the minimum capital requirements and the amounts required to remain well-capitalized are as follows:

	Actual		Minimum requirement		Well-capitalized requirement
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(dollars in thousands)
Tier 1 risk-based capital	$1,628,743	13.01%	$500,691	4.00%	$625,864	5.00%
Total risk-based capital	1,918,384	15.33%	1,001,382	8.00%	1,251,727	10.00%
Tier 1 leverage capital	1,628,743	10.01%	488,119	3.00%	976,238	6.00%

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens BancShares, Inc. (Registrant)
Date: November 3, 2008	By: /s/ KENNETH A. BLACK Kenneth A. Black Vice President and Chief Financial Officer